UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21289

Birmiwal Investment Trust
(Exact name of registrant as specified in charter)

     24140 E. Greystone Lane, Woodway, WA 98020
(Address of principal executive offices) (Zip code)

Kailash Birmiwal
24140 E. Greystone Lane, Woodway, WA 98020
(Name and address of agent for service)

Registrant's telephone number, including area code: (206) 542-7652

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Birmiwal Oasis Fund
For Investors Seeking Capital Appreciation

ANNUAL REPORT
March 31, 2009

Birmiwal Investment Trust

www.birmiwal.com
1-800-417-5525

Birmiwal Oasis Fund
Annual Report
May 29, 2009

Dear Fellow Shareholders:

During the last fiscal year, equity markets worldwide had major losses and your Fund was no exception. It was very disappointing for me to see that the Fund did even worse than the markets in general. The strategy of investing in economic sensitive area like commodities not only did not work, securities in this area simply plunged in the second half of 2008. When many of these securities appeared cheap, we invested in call options to enhance the Fund's return, however, it backfired. The world changed dramatically in a very short time.

It seems that repeated media reports about strong demand of commodities from countries like China and India influenced my actions. I was misled. It now appears that speculation was probably the main cause of high commodity prices, see below.

The Fund's holdings of Chinese and other foreign stocks also did poorly. Chinese markets crashed, much worse than the US markets.

The Fund's holdings in commodities related stocks and foreign stocks, which saw incredible losses, and use of the call options contributed to the Fund's underperformance.

Because of the major market turmoil, it has become apparent that understanding major forces affecting the markets is crucial going forward in time. I have taken this path which I believe will better prepare me for the future. Information presented below is from the internet whose accuracy has not been independently verified.

1. Selling large number of non-existent or phantom shares played a major role in the market plunge and demise of several companies including Bear Sterns and Lehman Brothers. It appears that naked shorting has been going on for decades, New York Times had articles about it in 1920 implicating even members of the Governing Committee of the New York Stock Exchange. Besides brokerage houses, counterfeiting is facilitated by the Depository Trust and Clearing Corporation (DTCC), a privately owned entity which settled nearly 2 quadrillion (2,000 trillions) securities transactions in 2008, and which is virtually unregulated.

2. In late 2008, more than 2 trillion dollars of US Treasury bonds were sold and not delivered for an extended period. What will happen if the brokerage house who sold these phantom bonds goes under? Is the buyer aware of the additional risk of buying the safest bond?

3. After the crash of 1929-32, the Securities and Exchange Commission (SEC) was created to protect individual investors. However, several actions of the SEC in the last few years have harmed investors in a major way. (a) In 2004, CEOs of top investment banks sought to increase the limits on leverage and the SEC obliged them. SEC then relied on these bankers to self monitor their activities. No check was done by the SEC. To maximize short-term profit, these bankers started taking huge risks and we now know the outcome. (b) In 2007, the SEC repealed the uptick rule. This rule was created in the 1930s after the 1929-1932 crash to reduce bear raids. Just after the repeal, market turbulence started. (c) The SEC did very little to stop naked shorting. In the last couple of years, there were 5000 complaints filed by individuals asking SEC's help to stop naked shorting. Unfortunately, no enforcement action was taken. Maybe the SEC was relying on SROs (self-regulatory organizations like FINRA, earlier NYSE, DTCC) which brought over 900 enforcement actions, none dealing with naked shorting. One just wonders why SROs did not recommend enforcement. Is it because they are owned by brokerage houses which are beneficiaries of selling counterfeit securities? (d) During several bear raids of the last year, the SEC did not act to stop abusive short selling. Only when Goldman and Morgan Stanley stocks were attacked did the SEC act immediately. (e) Even in

2009 Annual Report 1

March of this year, eleven recommendations of the Inspector General of the SEC to curb naked shorting were essentially ignored. (f) The SEC failed to catch Bernie Madoff (ex-Chairman of the NASDAQ stock exchange) who was running a 50 billion dollar ponzi scheme even after the SEC was given details of his scheme on several occasions. (g) The SEC had set up a special telephone line to help companies when they are subject to scrutiny by the SEC.

4. Contrary to what the name suggests, the Federal Reserve (FED) is not a US agency. It is privately owned, created in 1913 - the same year IRS was created. Their actions are hidden from public scrutiny. Their balance sheet has grown to two trillion dollars from 800 billion dollars a year ago, a sharp increase, and they don't and won't tell to taxpayers who the recipients of the Federal Reserve benefits are. They even refused to tell to Congress when asked. When asked about 9 trillion dollars off balance sheet transactions the FED has, no answer was provided by the Inspector General of the FED. These are not pennies.

5. There are two issues I couldn't get the answers to. When Bear Sterns was collapsing in March 2008, the FED Chairman Bernenke used the argument that saving Bear Sterns was very important because of the systematic risk. Then after 6 months, why did the FED let Lehman Brothers fail? And equally troubling is - Why did the FED save AIG in the same meeting in September 2008? This meeting was attended by very few selected people which included the current CEO of Goldman Sachs and the Treasury Secretary Hank Paulson (Hank Paulson is ex-CEO of Goldman Sachs.) Only conclusion I can draw was that saving Goldman Sachs was of top priority for the FED and eliminating a major competitor of it was a bonus. If AIG had filed for bankruptcy, billions of taxpayers dollars could not have been routed to Goldman Sachs through AIG. And then one wonders, why a director of Goldman Sachs was tapped to become the CEO of AIG?

6. AIG sold contracts worth more than 200 billion dollars with a clause saying that AIG could be in default if one particular individual resigns from AIG. Does it make sense to honor such contracts with taxpayers money?

7. The FED had ordered AIG to pay 100 cents on the dollar to speculators for their bets. By this action, the FED has asked taxpayers to fully support a few speculators who were betting on destruction of US companies and at the same time, the FED wanted taxpayers to remain in the dark. Such an arrangement was orchestrated with full knowledge and support of the government.

8. When government officials after leaving office go to work for companies who were beneficiaries of their actions (or inactions), questions do arise regarding their conduct when they were in office.

9. Credit Default Swaps (CDS) have become a major force impacting the markets in the last few years. These are supposed to be like insurance, instead they are now used primarily for naked bets (without holding underlying assets). For example, without owning an issuer's stock or debt, one can bet that debts issued by the country XYZ or by company XYZ will default in a certain time frame by buying CDS. The total amount of the bet can exceed many times over the actual debt amount. (Notional CDS amounts to about 50 trillion dollars.) Higher premium for CDS are supposed to indicate higher likelihood of default, however, in an illiquid market, by paying high price for CDS one can create an illusion that underlying assets are in trouble. What if betters collude and take steps to really destroy a company? It's like buying insurance on your neighbor's house and then taking steps to destroy it and collect any proceeds. It is scary.

10.The mainstream media failed in forewarning the people about the sub-prime problem, CDS issue, naked shorting etc. (see video of the comedian John Stuart exposing Jim Cramer and CNBC, or go to deepcapture.com. Jim Cramer, who worked at Goldman and also managed a hedge fund, has a famous video where he talked about how easy it is to manipulate the mar-

2009 Annual Report 2

kets.) Instead, media has been used to manipulate the markets. For example, when David Faber of CNBC asked the CEO of Bear Sterns in March 2008 about his (David's) close hedge fund source saying Goldman Sachs has stopped doing business with Bear Sterns, this created a false impression and subsequent demise of the firm in few days. Why can't CNBC be investigated for spreading rumors, and why can't the David Faber's source be made public?

11. In 2008, oil prices shot up to $ 147/barrel, a very sharp increase. Media and key representatives like Hank Paulson talked about supply and demand as the reason. President Bush even went to Saudi Arabia asking for their help by increasing production. Little thinking now gives a different picture. How is it possible that in a single day in the summer of 2008, oil skyrocketed by 25 dollars when US, the largest consumer of oil in the world, was in a recession since Dec.'07, and there was no world event to cause any meaningful move in the oil prices, and when Saudis mentioned that they have no problem in supplying any demand. Has anyone investigated role of hedge funds, brokerage houses like Goldman, and others in manipulating the prices?

12.Besides oil, other commodity prices were also rising sharply in 2008. To control prices, rules were changed to require speculators to put up higher margin which led to sharp correction in commodity prices. Later, demand plunged because of the financial crisis. Clearly, speculation played a major role in driving commodity prices.

13.Goldman does nearly 50% of all program trading on NYSE and 90% of which is for the benefit of their own account. That is a very high number, bigger than the next 14 institutions, combined. Then the question arises, when oil was around $ 140/barrel and Goldman issued a report saying oil is moving towards $ 200/barrel in not too distant future, did they have any other motive?

14.Isn't it odd that banks which are allowed to speculate with other people's money are then asked to do stress test? Shouldn't banks be doing it themselves, routinely? They should if they are banks in a true sense. On the other hand, if one has indirect backing of the government, has access to deposits, has the ability to speculate and hide details, can manipulate using media, and has strong incentives (huge rewards for the management if successful in speculation), then will a bank be interested in conducting any stress test of its own?

15.Like regulators, even company's directors did not stop the looting of investors worldwide. Didn't the directors, supposedly the guardians of investors, know that their own company was selling trash with a ribbon? Has anyone responsible for the mess been fired by the directors? Was this behavior acceptable to the directors when Goldman made billions in Q3'07 by shorting same or similar securities they were selling to investors like pension funds? Goldman knew the true status of these securities (highly rated, paid for the rating, but junk) and decided to profit from it instead of cautioning its clients or investors.

16.It appears that after so many rules regarding disclosure, investors still don't know what assets a large bank has, and how much they are worth.

17.Congress set the groundwork for miscreants to abuse. After the 1929-32 crash, Congress passed Glass-Steagall Act which forbade a bank holding company to engage in risky business of investment banking. Congress did not want speculators to have access to safe deposits. This act was repealed in 1999. Then in 2000, Commodities Futures Modernization Act was enacted which allowed instruments like Credit Default Swap to be unregulated. And huge bets, hidden from any regulator, were made which the taxpayers are now asked to honor.

18.Key regulators failed the American people. For example, former Federal Reserve Board Chairman Alan Greenspan, Treasury Secretary Robert Rubin, and SEC Chairman Arthur Levitt vehemently opposed any regulation of financial instruments known as derivatives. Warren Buffett called these derivatives, "financial weapons of mass destruction" which turned out to be true.

2009 Annual Report 3

19.Co-mingling safe deposits and speculations did not work in the past either. In the savings and loan debacle of 1980s, speculators got access of the taxpayers deposits when such institutions were deregulated and allowed to make risky investments, aided by some elected officials. 745 S&L associations failed.

Question now is - what can be done when the rich and powerful start looting the masses of the world aided by many entities intended and designed to protect investors. And regulators, at best, just watch the show. These appear to be symptoms of third world countries. Common sense suggests the following:

(a) Instead of relying on regulators to control abuse, emphasis must be placed on rules. These rules should be simple, clear and not subject to interpretation. Miscreants will not be able to misuse the rules even if aided by some regulators or agencies.

(b) An institution must be characterized based primarily on its activities. If an institution like Goldman Sachs is engaged in speculation, it should be characterized as such. When the FED treats a speculative house as a bank, it is deceiving taxpayers. Worst, will taxpayers money be now used for speculations and then profit sharing under the watchful eye of the FED? For example, what does it mean when Goldman, after becoming a bank, says in late 2008 that they will continue to operate the way they used to.

(c) The FED must be part of US Treasury and not an independent private entity. It must be fully accountable to taxpayers.

(d) It is desirable not to have key government officials coming from speculative institutions to manage taxpayers money. Such money should be managed by safe hands.

(e) Any institution which can be viewed as too big to fail must now be viewed as too big to exist.

(f) Glass-Steagall Act must be reenacted. Any speculative entity must not have access to FDIC insured depositors money.

(g) Naked bets using instruments like CDS must be banned.

(h) Individuals can better manage if they have access to more information. Government should create a website where anyone can post any alarming financial activity and share with others. Appropriate officials will be required to act on the issues cited in a reasonable time. Appropriate steps can be taken to minimize abuse of the website. Essentially people will be able to share information via a centralized place and government can save by catching fraud early. Periodically, some posters should be honored and rewarded for their contributions.

(i) Commodity prices must be decided by actual supply and demand and not by speculators. This may require full disclosure of all positions. Any law which lets speculators hide their positions must be repealed.

(j) To reduce systematic risk and to increase lending, government should give incentives to operate independent local or community banks. These banks will know their customers best. Such banks will be required to invest some of their own capital in loans before these loans are bundled and sold to outside investors. This will enhance due diligence by the lenders.

(k) Major institutions like DTCC must be highly regulated, in real terms.

(l) Books of major brokerage houses who were engaged in selling junk should be fully examined and the results made public.

2009 Annual Report 4

In conclusion, (1) current emphasis by the regulators has been to protect the speculators first and at any cost and then try to find ways to protect others. These are contradiction in terms. These are the same regulators who allowed the speculators to create the mess to begin with. Can and will the regulators change their course now? It looks highly unlikely. In that case, we must be a ready for the third time; we have not learnt our lessons from the two crashes. The combination - access to bank deposits and speculation - is deadly and it will be exploited once again by the speculators - when the time is right. And (2) instead of growing wealth by financial engineering where exotic financial products are created and sold to unsophisticated investors by deception, the country should emphasize real engineering. We need to end casino capitalism of destruction based on deception and bring back creative capitalism of prosperity based on trust.

Thank you for your continued support and trust in us.

___________________________________________________________________________________

                         Birmiwal Oasis Fund

by Industry Sectors (as a percentage of Total Investment
                                    Securities)
                                    UNAUDITED

* Includes industry sectors that individually constitute no more than 4% of net assets. See Schedule of Investments for additional information.

2009 Annual Report 5

BIRMIWAL OASIS FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED MARCH 31, 2009.

03/31/09 NAV $8.63

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Birmiwal Oasis Fund	(61.97)%	(23.01)%	(3.85)%	10.93%
S&P 500(B)	(38.09)%	(13.05)%	(4.76)%	0.95%

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Birmiwal Oasis Fund was April 1, 2003.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-417-5525.

2009 Annual Report 6

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Birmiwal Asset Management, Inc., the Fund’s Adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.birmiwal.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, contained on Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-417-5525). This information is also available on the SEC’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting solely of a base management fee and a performance-based management fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on October 1, 2008 and held through March 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2008
	October 1, 2008	March 31, 2009	to March 31, 2009

Actual	$1,000.00	$494.51	($8.09)

Hypothetical	$1,000.00	$1,035.75	($11.01)
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of -2.17%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The negative expense ratio was attributable to the performance fee adjustment reimbursement exceeding the management fee from October 1, 2008 to March 31, 2009.

2009 Annual Report 7

Birmiwal Oasis Fund

		Schedule of Investments
			March 31, 2009

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agricultural Chemicals
508,178	Bodisen Biotech Inc. *	$ 137,208
11,500	Converted Organics Inc. *	9,660
		146,868	2.19%
Agricultural Production - Crops
75,000	Agria Corporation * **	84,750	1.26%
Air Transportation, Scheduled
4,500	China Southern Airlines Co. Ltd. * **	43,650	0.65%
Bituminous Coal & Lignite Mining
50,000	Patriot Coal Corporation *	185,500	2.76%
Bituminous Coal & Lignite Surface Mining
2,000	James River Coal Co. *	24,680	0.37%
Commodity Contracts Brokers & Dealers
40,000	FCStone Group, Inc. *	91,200	1.36%
Computer Peripheral Equipment
3,000	RadiSys Corp. *	18,180	0.27%
Crude Petroleum & Natural Gas
7,000	ATP Oil & Gas Corp. *	35,910	0.53%
Deep Sea Foreign Transportation of Freight
15,000	DryShips, Inc. (Greece)	76,350
8,000	Excel Maritime Carriers, Ltd. (Greece)	36,160
		112,510	1.68%
Drawing & Insulating Nonferrous Wire
1,000	Fushi Copperweld, Inc. * (China)	4,800	0.07%
Engines & Turbines
5,000	China Yuchai International Ltd. (Singapore)	23,650	0.35%
Federal & Federally Sponsored Credit Agencies
100,000	Fannie Mae	70,000	1.04%
Gold and Silver Ores
230,000	Northgate Minerals Corp. *	308,200
40,000	Taseko Mines Ltd. *	50,000
		358,200	5.33%
Grain Mill Products
19,000	AgFeed Industries, Inc. *	42,940	0.64%
Hotels & Motels
1,000	Melco PBL Entertainment (Macau) LTD. * **	3,280	0.05%
Industrial Organic Chemicals
9,000	Gushan Environmental Energy Limited **	15,210	0.23%
Laboratory Analytical Instruments
1,000	Bruker Corporation *	6,160	0.09%
Meat Packing Plants
1,000	Zhongpin, Inc. * (China)	8,880	0.13%
Metal Mining
55,000	Lundin Mining Corp. *	86,350	1.29%
Miscellaneous Chemical Products
25,000	Shengdatech, Inc. * (China)	77,500	1.15%
Motor Vehicles & Passenger Car Bodies
10,000	ArvinMeritor Inc.	7,900
15,000	China Automotive Systems Inc. * (China)	52,650
		60,550	0.90%
Motor Vehicles & Passenger Car Bodies
1,000	Tata Motors Ltd. **	4,930	0.07%
Oil & Gas Field Exploration Services
14,000	OMNI Energy Services Corp. *	18,200	0.27%

*Non-Income Producing Securities.
**ADR - American Depository Receipt.
The accompanying notes are an integral part of the financial statements.

2009 Annual Report 8

Birmiwal Oasis Fund

		Schedule of Investments
			March 31, 2009

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Oil & Gas Field Services
1,000	Allis-Chalmers Energy, Inc. *	$ 1,930
8,800	North American Energy Partners Inc. *	26,840
		28,770	0.43%
Personal Credit Institutions
40,000	First Marblehead Corp.	51,600	0.77%
Pharmaceutical Preparations
10,000	Sinovac Biotech Ltd. * (China)	14,600	0.22%
Primary Production of Aluminum
10,000	Century Aluminum Co. *	21,100	0.31%
Printed Circuit Boards
2,000	Celestica Inc. * (Canada)	7,120	0.11%
Radio & TV Broadcasting & Communications Equipment
1,000	Ceragon Networks Ltd. * (Israel)	4,250
4,000	Digital Ally Inc. *	6,280
		10,530	0.16%
Retail - Apparel & Accessory Stores
2,000	Zumiez, Inc. *	19,400	0.29%
Retail - Department Stores
8,000	Bon-Ton Stores Inc.	14,000	0.21%
Retail - Eating & Drinking Places
1,000	Starbucks Corp. *	11,110	0.17%
Retail - Eating Places
5,000	Ruby Tuesday, Inc.	14,600	0.22%
Savings Institutions, Not Federally Chartered
20,000	Sterling Financial Corp.	41,400	0.62%
Semiconductors & Related Devices
194,307	Actions Semiconductor Co., Ltd. * **	308,948
5,000	Anadigics, Inc. *	10,350
1,000	Applied Materials Inc.	10,750
14,600	Canadian Solar Inc. *	87,308
60,000	JA Solar Holdings Co., Ltd. * **	202,200
28,750	LDK Solar Co.Ltd. * **	182,275
5,000	LSI Corporation *	15,200
90,000	Netlist Inc. *	17,100
2,000	OmniVision Technologies Inc. *	13,440
2,000	ON Semiconductor Corp. *	7,800
2,000	Solarfun Power Holdings Co. Ltd. * **	8,380
5,000	SunPower Corporation *	118,900
5,900	Yingli Green Energy Holding Co. Ltd. * **	35,518
		1,018,169	15.16%
Services - Advertising
2,000	Focus Media Holding Ltd. * **	13,600
1,000	VisionChina Media Inc. * **	6,450
		20,050	0.30%
Services - Business Services
1,000	The9 Limited **	13,490
3,000	WNS (Holdings) Ltd. * **	15,600
		29,090	0.43%
Services - Computer Programming
3,000	Wipro Ltd. **	21,330	0.32%
Services - Miscellaneous Amusement & Recreation
5,000	Boyd Gaming Corp.	18,650	0.28%
Services - Prepackaged Software
1,300	China Digital TV Holding Co., Ltd. **	8,749
1,000	Microsoft Corp.	18,370
22,000	Noah Education Holdings, Ltd. **	66,220
		93,339	1.39%

*Non-Income Producing Securities.
**ADR - American Depository Receipt.
The accompanying notes are an integral part of the financial statements.

2009 Annual Report 9

Birmiwal Oasis Fund

		Schedule of Investments
			March 31, 2009

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Special Industry Machinery, NEC
10,000	Amtech Systems Inc. *	$ 32,200
1,000	Intevac Inc. *	5,210
		37,410	0.56%
Steel Works, Blast Furnace & Rolling & Finishing Mills
15,000	Sutor Technology Group, Ltd. * (China)	21,000	0.31%
Steel Works, Blast Furnace & Rolling & Finishing Mills (Coke Ovens)
15,000	Mechel OAO * **	62,550	0.93%
Surgical & Medical Instruments & Apparatus
1,000	AngioDynamics Inc. *	11,240	0.17%
Telephone & Telegraph Apparatus
2,000	CIENA Corp. *	15,560
82,150	Qiao Xing Mobile Communication Co., Ltd. * (China)	165,122
129,084	Qiao Xing Universal Telephone Inc. * (China)	158,773
		339,455	5.05%
Telephone Communications (No Radiotelephone)
33,000	Mahanagar Telephone Nigam Ltd. **	90,090	1.34%
Wholesale - Drugs, Proprietaries & Druggists' Sundries
247,200	China Medicine Corporation *	304,056	4.53%
Wholesale - Peroleum & Petroleum Products (No Bulk Stations)
10,000	Crosstex Energy Inc.	16,400	0.24%
Total for Common Stock (Cost $12,958,230)		3,840,957	57.20%
CLOSED-END FUNDS
2,000	India Fund, Inc.	33,860
Total for Closed End Funds (Cost $109,907)		33,860	0.50%
EXCHANGE TRADED FUNDS
170,000	Direxion Financial Bull 3X Shares	935,000
36,000	Direxion Small Cap Bull 3X Shares	624,960
5,000	Ultra Dow30 ProShares	116,600
40,000	Ultra Real Estate ProShares	98,000
Total for Exchange Traded Funds (Cost $2,178,069)		1,774,560	26.43%
EXCHANGE TRADED NOTES
2,000	iPath MSCI India Index ETN *	60,680
Total for Exchange Traded Notes (Cost $123,135)		60,680	0.90%
PUBLICALLY TRADED PARTNERSHIPS
20,000	Atlas Pipeline Holdings LP	28,600
Total for Publically Traded Partnerships (Cost $110,509)		28,600	0.43%
WARRANTS
9,369	Ascent Solar Technologies, Inc. * (expires 7-10-2011)	11,149
	exercise price @ 11.00
130,000	Primoris Services Corporation * (expires 10-2-2010)	83,200
	exercise price @ 5.00
Total for Warrants (Cost $322,120)		94,349	1.41%
CALL OPTIONS	Shares Subject
Expiration Date/Exercise Price	to Call
LDK Solar Co.Ltd. * **	20,000	-
January 2010 Calls @ 80.00
Total (Premiums Paid - $112,184)		-	0.00%
Cash and Equivalents
738,898	Fidelity Governmental Fund 57 0.65% ***	738,898	11.00%
	(Cost $738,898)
	Total Investment Securities	6,571,904	97.87%
	(Cost $16,653,052)
	Other Assets In Excess of Liabilities	143,001	2.13%
	Net Assets	$ 6,714,905	100.00%

*Non-Income Producing Securities.
**ADR - American Depository Receipt.
*** Variable Rate Security; The Yield Rate shown represents the rate at March 31, 2009.
The accompanying notes are an integral part of the financial statements.

2009 Annual Report 10

Birmiwal Oasis Fund

	Schedule of Securities Sold Short
		March 31, 2009
Shares/Principal Amount	Fair Value
EXCHANGE TRADED FUNDS
2,000 Retail HOLDRs *	$ 148,080
Total for Securities Sold Short (Proceeds - $138,522)	$ 148,080	2.21%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the financial statements.

2009 Annual Report 11

Birmiwal Oasis Fund

Statement of Assets and Liabilities
March 31, 2009

Assets:
Investment Securities at Fair Value	$ 6,571,904
(Identified Cost - $16,653,052)
Cash Held at Broker for Securities Sold Short	137,758
Cash Held at Custodian	100,000
Receivables:
Dividends and Interest	652
Performance Adjustment Due From Adviser	28,565
Receivable for Securities Sold	164,102
Total Assets	7,002,981
Liabilities
Securities Sold Short, at Fair Value (Proceeds - $138,522)	148,080
Payable for Securities Purchased	124,983
Base Management Fee Payable to Adviser	15,013
Total Liabilities	288,076

Net Assets	$ 6,714,905
Net Assets Consist of:
Paid In Capital	23,513,058
Accumulated Net Realized Loss	(6,707,447)
Unrealized Depreciation in Value of Investments, Securities Sold Short, and	(10,090,706)
Options Purchased Based on Identified Cost - Net
Net Assets, for 777,726 Shares Outstanding	$ 6,714,905
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($6,714,905/777,726 shares)	$ 8.63

Statement of Operations
For the fiscal year ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding tax and ADR fees of $7,753)	$ 44,146
Interest	65,008
Total Investment Income	109,154
Expenses: (Note 3)
Management Fees
Base Management Fees	418,063
Less: Performance-Based Management Fee Paid to Fund - Net	(97,354)
Net Management Fees	320,709
Interest Expense	49,147
Total Expenses	369,856

Net Investment Loss	(260,702)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short,
Options Purchased & Options Written:
Net Realized Loss on Investments	(2,386,603)
Net Realized Loss on Securities Sold Short	(51,896)
Net Realized Loss on Options Purchased	(3,499,195)
Net Realized Loss on Options Written	(126,085)
Net Change In Unrealized Depreciation on Investments	(5,868,329)
Net Change In Unrealized Depreciation on Securities Sold Short	53,452
Net Change In Unrealized Appreciation on Options Written	(8,955)
Net Change In Unrealized Depreciation on Options Purchased	359,267
Net Realized and Unrealized Gain/(Loss) on Investments, Securities
Sold Short, Options Purchased & Options Written	(11,528,344)
Net Decrease in Net Assets from Operations	$ (11,789,046)

The accompanying notes are an integral part of the financial statements.

2009 Annual Report 12

Birmiwal Oasis Fund

Statements of Changes in Net Assets
	4/1/2008	4/1/2007
	to	to
	3/31/2009	3/31/2008
From Operations:
Net Investment Loss	$ (260,702)	$ (545,874)
Net Realized Gain/(Loss) on Investments, Securities Sold Short,	(6,063,779)	3,733,467
Options Purchased and Options Written
Net Change In Unrealized Depreciation	(5,464,565)	(3,629,858)
Increase/(Decrease) in Net Assets from Operations	(11,789,046)	(442,265)
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	(194,651)	(6,355,414)
Change in Net Assets from Distributions	(194,651)	(6,355,414)
From Capital Share Transactions:
Proceeds From Sale of Shares	90,449	643,510
Shares Issued on Reinvestment of Dividends	194,318	6,347,473
Cost of Shares Redeemed	(660,046)	(1,411,269)
Net Increase/(Decrease) from Shareholder Activity	(375,279)	5,579,714
Net Increase/(Decrease) in Net Assets	(12,358,976)	(1,217,965)
Net Assets at Beginning of Period	19,073,881	20,291,846
Net Assets at End of Period (including accumulated	$ 6,714,905	$ 19,073,881
undistributed net investment income of $0 and $0, respectively)
Share Transactions:
Issued	4,874	22,214
Reinvested	17,943	223,660
Redeemed	(67,313)	(46,911)
Net Increase/(Decrease) in Shares	(44,496)	198,963
Shares Outstanding Beginning of Period	822,222	623,259
Shares Outstanding End of Period	777,726	822,222

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2008	4/1/2007	4/1/2006	4/1/2005	4/1/2004
	to	to	to	to	to
	3/31/2009	3/31/2008	3/31/2007	3/31/2006	3/31/2005
Net Asset Value -
Beginning of Period	$ 23.20	$ 32.56	$ 37.19	$ 29.34	$ 35.65
Net Investment Income/(Loss)**	(0.32)	(0.80)	(1.27)	(1.18)	(1.03)
Net Gains or Losses on Securities
(realized and unrealized) ***	(14.01)	2.05	9.26	18.15	2.86
Total from Investment Operations	(14.33)	1.25	7.99	16.97	1.83
Distributions (From Net Investment Income)	0.00	0.00	0.00	0.00	0.00
Distributions (From Capital Gains)	(0.24)	(10.61)	(12.62)	(9.12)	(8.14)
Total Distributions	(0.24)	(10.61)	(12.62)	(9.12)	(8.14)
Net Asset Value -
End of Period	$ 8.63	$ 23.20	$ 32.56	$ 37.19	$ 29.34

Total Return (a)	(61.97)%	(2.12)%	22.51%	63.83%	9.99%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	6,715	19,074	20,292	16,326	8,077
Ratio of Expenses to Average Net Assets	2.57%	4.28%	4.85%	4.70%	4.26%
Ratio of Net Investment Loss to Average Net Assets	-1.81%	-2.58%	-3.46%	-3.50%	-3.72%
Portfolio Turnover Rate	998.97%	932.44%	688.12%	637.98%	1050.35%

** Per share amounts were calculated using the average shares method.
*** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

NOTES TO THE FINANCIAL STATEMENTS BIRMIWAL OASIS FUND March 31, 2009

1.) ORGANIZATION
Birmiwal Oasis Fund (the "Fund") is a non-diversified series of the Birmiwal Investment Trust (the "Trust"), an open-end investment company that commenced operations on April 1, 2003. The Trust was organized in Ohio as a business trust on January 3, 2003. The Trust may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. Birmiwal Asset Management, Inc. is the adviser to the Fund (the "Adviser"). As of the close of business on January 30, 2006, the Fund closed to new investors and would not take additional purchases from existing investors, except shareholders of record on January 30, 2006 were able to continue to add to their existing accounts only through the reinvestment of dividends and/or capital gain distributions from shares owned, and trustees of the Fund, as well as directors, officers and employees of the Adviser, were permitted to continue to open new accounts and make additional purchases in existing accounts. As of August 1, 2006, the Fund has revised its policies with respect to permitted investments in the Fund to reflect the following: The Fund remained closed to new investors except for non-profit organizations. Existing shareholders can purchase additional shares either by making new investments in their existing account(s) and/or by opening new account(s). The total of such new investments will be limited to a maximum of $25,000 per calendar year per taxpayer identification number/social security number. Existing shareholders may also continue to add to their existing accounts through the reinvestment of dividends and/or capital gain distributions from shares owned and may continue to participate in the Automatic Investment Plan (AIP). Non-profit organizations qualifying under Section 501(c)(3) of the Internal Revenue Code can open new accounts subject to a maximum investment limit of $25,000 per calendar year per taxpayer identification number. Trustees of the Fund, as well as directors, officers and employees of the Adviser, may continue to open new accounts and make additional purchases in existing accounts. The Fund’s primary investment objective is to seek capital aprecia-tion. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded

2009 Annual Report 14

Notes to the Financial Statements - continued

security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements" effective April 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that priori-tizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodologies used in valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's assets and liabilities carried at fair value:

Investments
Valuation Inputs of Assets	in Securities
Level 1- Quoted Prices	$6,571,904
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$6,571,904

Valuation Inputs of Liabilities	Securities Sold Short
Level 1- Quoted Prices	$148,080
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$148,080

The Fund did not hold any Level 3 assets during the year ended March 31, 2009.

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

2009 Annual Report 15

Notes to the Financial Statements - continued

As of March 31, 2009, all of the Cash Held at the Custodian and Broker valued at $237,758 is restricted because it represents collateral for securities sold short and amounts due to broker.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

As of and during the fiscal year ended March 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2009, $24,514 was reclassified from accumulated net realized gains to accumulated net investment loss and $236,188 was reclassified from accumulated net investment loss to paid in capital.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISERY AGREEMENT
The Fund has entered into an Investment Advisery Agreement with Birmiwal Asset Management, Inc. Under the terms of the Investment Advisery Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisery Agreement, the Adviser, at its own expense and without reimbursement from

2009 Annual Report 16

Notes to the Financial Statements - continued

the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions, indirect expenses (such as the expenses of other investment companies in which the Fund may invest) and extraordinary expenses.

For its services and its agreement to pay the Fund’s operating expenses, the Adviser receives an annual variable performance-based management fee comprised of a base rate of 2.90% of the Fund's average daily net assets and a performance adjustment, which is in accordance with a rate schedule. The performance adjustment increases or decreases the fee paid by the Fund to the Adviser based on the Fund's performance relative to the S&P 500 Index over the most recent 12-month period. If the Fund's return for the period is within 2.00% (two percentage points) of the return on the S&P 500 Index, no adjustment is made. If the difference between the performance of the Fund and the S&P 500 Index exceeds 2.00% (two percentage points), the performance adjustment is made at a rate that varies linearly with the difference between the Fund's performance and that of the S&P 500 Index. The resulting performance adjustment rate can be as high as 2.40% if the Fund outperforms the S&P 500 Index by 14% (fourteen percentage points) or more, and as low as -2.40% if the Fund underperforms the S&P 500 Index by 14% (fourteen percentage points) or more.

For the fiscal year ended March 31, 2009, the Adviser earned base management fees totaling $418,063 and repaid the Fund performance-based management fees totaling $97,354. At March 31, 2009, the Fund owed the Adviser management fees in the amount of $15,013, and the Adviser owed the Fund $28,565 in performance-based management fees for underperfomance.

4.) RELATED PARTY TRANSACTIONS
Kailash Birmiwal, Ph.D. is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund were paid a total of $0 in Trustee fees for the fiscal year ended March 31, 2009. Pursuant to the Investment Advisery Agreement, these fees are paid by the Adviser.

5.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2009 was $23,513,058 representing 777,726 shares outstanding.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended March 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $90,638,317 and $87,580,473, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of total investment securities owned at March 31, 2009 was $23,301,822 and proceeds from short positions amounted to $138,522. At March 31, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$277,344	($17,016,820)	($16,739,476)

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2009, Kailash Birmiwal, Ph.D., the control person of the Adviser, held, in aggregate, approximately 73% of the Fund.

2009 Annual Report 17

Notes to the Financial Statements - continued

8.) WRITTEN OPTIONS
Transactions in written options during the fiscal year ended March 31, 2009 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2008	50	$34,455
Options written	7,873	$5,291,504
Options terminated in closing purchase transactions	(5,516)	($4,557,131)
Options expired	(396)	($179,772)
Options exercised	(2,011)	($589,056)
Options outstanding at March 31, 2009	0	$0

9.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the fiscal year ended March 31, 2009 and the fiscal year ended March 31, 2008 were as follows:

Distributions paid from:

	Year ended	Year ended
	March 31, 2009	March 31, 2008
Ordinary Income:	$ 0	$ 0
Short-term Capital Gain	194,613	6,342,770
Long-term Capital Gain	38	12,644
	$ 194,651	$ 6,355,414

As of March 31, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long-term capital loss	$ (58,677)
Unrealized appreciation/(depreciation)	(16,739,476)
$ (16,798,153)

The differences between book basis and tax basis unrealized depreciation are attributable to the tax deferral of losses on wash sales and current year Post-October losses. The Fund elected to defer post-October losses in the amount of $5,188,327.

10.) AVERAGE BORROWINGS
Periodically, the Fund may seek to obtain loans from its brokers for the purpose of funding redemptions or purchasing securities up to the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral. Interest is computed on the settled margin balance in the account. The rate at which interest is charged on the settled margin balance may vary from the broker's base rate, depending on the amount of the settled debit balance in the account. During the year ended March 31, 2009, the Fund had an average loan balance of $820,414 and paid an average interest rate of 5.94% . As of March 31, 2009 there was no outstanding loan balance due.

11.) LOSS CARRYFORWARDS
At March 31, 2009, the Fund had available for federal tax purposes an unused capital loss carry-forward of $58,677 which expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

2009 Annual Report 18

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2009 Annual Report 19

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of Birmiwal Investment Trust

We have audited the accompanying statement of assets and liabilities of Birmiwal Investment Trust, comprising Birmiwal Oasis Fund (the "Fund"), including the schedules of investments and securities sold short, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio May 29, 2009

2009 Annual Report 20

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-417-5525. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees & Officers

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held By
and Year of Birth	Trust		During	Overseen By	Trustee or
			Past 5 Years	Trustee	Officer

Kailash Birmiwal, Ph.D.(2)	President,	Since 2003	Managing personal assets (1994 -	1	None
1957	Treasurer,		2002). President of the Fund’s
	Chief		Adviser since 2003.
Compliance
Officer and
Trustee

Lea R. Birmiwal, Ph.D.	Secretary	Since 2003	Homemaker.	N/A	None
1960

(1)The address of each trustee and officer is c/o Birmiwal Investment Trust, 24140 E. Greystone Lane, Woodway, WA 98020.
(2) Kailash Birmiwal is considered an "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios Directorships
Address(3),	with the	Time Served	During	Overseen By	Held By
and Year of Birth	Trust		Past 5 Years	Trustee	Trustee or
					Officer

Rajendra K. Bordia, Ph.D.	Trustee	Since 2003	Professor, Department of	1	None
1957			Materials Science and
			Engineering, University of
			Washington (2003-Present). Chair
			(1998-2005), Associate Professor
			(1991-2003), Department of
			Materials Science and
			Engineering, University of
			Washington.

Hemant K. Gupta, Ph.D.	Trustee	Since 2003	President of Gupta Inc., a Retail	1	None
1958			Corporation (1996-2006).
			Assistant Professor, University of
			Connecticut (1986-1998).

Veera S. Karukonda	Trustee	Since 2003	Signal Systems Engineer, City of	1	None
1957			Stamford, CT (2004-Present). Civil
			Engineering Consultant (2003-
			2004). Civil Engineer, City of
			Hartford, CT (1988-2003).

Bal K. Sharma, Dr.	Trustee	Since 2003	Administrator (Chief of	1	None
1953			Respiratory Division), V.A. Medical
			Center, North Chicago (1990-
Present).

(3)The address of each trustee and officer is c/o Birmiwal Investment Trust, 24140 E. Greystone Lane, Woodway, WA 98020.

2009 Annual Report 21

Board of Trustees
Kailash Birmiwal, Ph. D.
Rajendra K. Bordia, Ph. D.
Hemant K. Gupta, Ph. D.
Veera S. Karukonda
Bal K. Sharma, Dr.

Investment Adviser
Birmiwal Asset Management, Inc.
24140 E. Greystone Lane
Woodway, WA 98020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Fund Administrator
Premier Fund Solutions Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Birmiwal Oasis Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Birmiwal Oasis Fund 24140 E. Greystone Lane Woodway, WA 98020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has made minor administrative changes and amended its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/09	FYE 3/31/08
Audit Fees	$15,325	$21,374*
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$2,500
All Other Fees	$600	$850

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.
*Additional Audit fees of $5,874 were billed after the 2008 Audit.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/09	FYE 3/31/08
Registrant	$4,100	$3,350
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Birmiwal Investment Trust

By: /s/ Kailash Birmiwal Kailash Birmiwal President

Date: 6 - 4 - 09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kailash Birmiwal Kailash Birmiwal President

Date: 6 - 4 - 09

By: /s/ Kailash Birmiwal Kailash Birmiwal Chief Financial Officer

Date: 6 - 4 - 09